SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 22, 2002

                              PHARMACIA CORPORATION
             (Exact Name of Registrant as Specified in its Charter)



          Delaware                    1-2516                     43-0420020
(State or Other Jurisdiction       (Commission                 (IRS Employer
     of Incorporation)             File Number)             Identification No.)

100 Route 206 North, Peapack, New Jersey                            07977
(Address of Principal Executive Office)                           (Zip Code)

                                  908-901-8000
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

                                       N/A
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS.

         On October 22, 2002, Pharmacia Corporation (NYSE: PHA) announced its financial results for the third quarter ended September 30, 2002.

         A copy of the press release dated October 22, 2002 is attached to this Form 8-K, incorporated herein by reference and filed herewith under Item 7 as
Exhibit 99.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(C)      EXHIBITS

Exhibit No.       Description
-----------       -----------

99                Press Release dated October 22, 2002 (filed herewith).

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          PHARMACIA CORPORATION



Date:  October 22, 2002                   By:  /s/ Don W. Schmitz
                                              -----------------------------
                                              Don W. Schmitz
                                              Vice President and Secretary

                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

99                Press Release dated October 22, 2002 (filed herewith).